------------------

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       THE PARKWAY COMPANY
               -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed October 16, 1995 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 15, 1995               THE PARKWAY COMPANY

                                   By  /s/ Sarah P. Clark
                                        -----------------------
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer
                                        and Secretary

                          FORM 8-K/A

                       THE PARKWAY COMPANY


Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

               The following audited financial statements of the IBM Building for the twelve months ended June 30, 1995 are attached in an Exhibit hereto.

                                                             Page
                                                             ----
Report of Independent Auditors                                  3
Statement of Rental Revenue and
  Direct Operating Expenses                                     4
Notes to Statement of Rental Revenue
  and Direct Operating Expenses                                 5


               (b)  Pro Forma Consolidated Financial Statements

               The unaudited Pro Forma Consolidated Financial
          Statements are attached in an Exhibit hereto.


                       THE PARKWAY COMPANY
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements                     7
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of September 30, 1995                                   8
Pro Forma Consolidated Statements of Income (Unaudited) -
     For the Six Months Ended December 31, 1994                 9
Pro Forma Consolidated Statements of Income (Unaudited) -
     For the Nine Months Ended September 30, 1995              10


               (c)  Exhibits.

                    None

                Report of Independent Auditors


The Board of Directors
The Parkway Company

We have audited the accompanying statement of rental revenue and direct operating expenses of the IBM Building for the year ended June 30, 1995. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of The Parkway
Company as described in Note 2 and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses, as described in Note 2, of the IBM Building for the year ended June 30, 1995, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of the IBM Building for the three months ended September 30, 1995 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of the financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of the IBM Building for the three months ended September 30, 1995 and, accordingly, do not express an opinion or any other form of assurance on them.



December 15, 1995                  /s/ Ernst & Young LLP

                          IBM Building

                   Statement of Rental Revenue
                  and Direct Operating Expenses


                                  Year ended     Three months ended
                                 June 30, 1995   September 30, 1995
                                 -------------   ------------------
                                                     (unaudited)

Rental revenue:
 Minimum rents................     $1,181,280          $301,037
 Reimbursed charges and
  other income................         33,033            35,554
                                   ----------          --------
                                    1,214,313           336,591

Direct operating expenses
 (Note 2):
   Utilities..................        173,736            53,306
   Real estate taxes..........        155,000            38,734
   Management fees and
    commissions (Note 3)......         84,469            22,220
   Janitorial services
    and supplies..............         64,406            17,707
   Maintenance services
    and supplies..............         46,220            11,355
   Administrative and
    miscellaneous expenses....         39,621            13,854
                                   ----------          --------
                                      563,452           157,176
                                   ----------          --------
Excess of rental revenue over
 direct operating expenses....     $  650,861          $179,415
                                   ==========          ========

                    See accompanying notes.

                          IBM Building

               Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1. Organization and Significant Accounting Policies

Description of Property

The Parkway Company (the "Company") acquired the IBM Building (the "Building") effective October 2, 1995 from an unrelated party. The Building is an office building located in Jackson, Mississippi with approximately 90,000 (unaudited) square feet of leasable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at June 30, 1995 are as follows:

                     Fiscal Year        Amount
                   -------------------------------

                        1996         $ 1,235,000
                        1997           1,117,000
                        1998             722,000
                        1999             412,000
                        2000             272,000
                     Thereafter            5,000
                                     -----------
                                     $ 3,763,000
                                     ===========

                            IBM Building

                 Notes to Statement of Rental Revenue
               and Direct Operating Expenses (continued)

Rental Income (continued)

The above amounts do not include tenant reimbursements for utilities, taxes, insurance, and common area maintenance.

2. Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3. Management Fee

Pursuant to a property management agreement between the Company and Eastover Realty Corporation (the "Management Company"), the
Management Company will be paid a management fee equal to 4% of revenues received from the operations of the Building. The
Management Company is a wholly-owned subsidiary of the Company.

Management fees included in the accompanying statement of rental revenues and direct operating expenses represent management fees paid by the former owners to an unrelated management company and to The Management Company.

                         The Parkway Company
            Pro Forma Consolidated Financial Statements
                             (Unaudited)

The following unaudited pro forma consolidated balance sheet of The Parkway Company ("Parkway") as of September 30, 1995 gives effect to the October 2, 1995 purchase of the IBM Building. The pro forma consolidated statements of income for the six months ended December 31, 1994 and the nine months ended September 30, 1995 give effect to the purchase of the IBM Building and the July 31, 1995 purchase of The Mtel Centre' (formerly known as Security Centre'). The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchase of the IBM Building as if the purchase had been consummated on September 30, 1995. The pro forma consolidated statements of income set forth the effect of Parkway's purchase of the IBM Building and Mtel Centre' as if these transactions had been consummated on July 1, 1994.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchase had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1994.

The Parkway Company
Pro Forma Consolidated Balance Sheet (Unaudited)
September 30,1995
                                        Pro Forma       Pro Forma
                           Parkway     Adjustments     Consolidated
                           -------     -----------     ------------
                                      (In thousands)
Assets
Real estate related
 investments
Operating real estate
 (net of accumulated
 depreciation)             $40,913        $ 6,500 (1)    $47,413
Real estate held for sale    9,551                         9,551
Real estate and financial
 service companies          14,415                        14,415
Mortgage loans               6,447                         6,447
Real estate partnerships
 and corporate joint
 venture                       753                           753
                           -------        -------        -------
                            72,079          6,500         78,579
Interest and rents
 receivable and other
 assets                      2,226                         2,226
Cash and cash equivalents   10,062         (6,500)(1)      3,562
Restricted cash                357                           357
                           -------        -------        -------
                           $84,724        $     0        $84,724
                           =======        =======        =======
Liabilities
Notes payable to banks     $10,000        $     0        $10,000
Mortgage notes payable
 without recourse           22,404                        22,404
Mortgage notes payable
  on wrap mortgages          1,903                         1,903
Accounts payable and
 other liabilities           4,004                         4,004
Deferred gain                  269                           269
                           -------        -------        -------
                            38,580              0         38,580
                           -------        -------        -------
Shareholders' Equity
Common Stock                 1,996                         1,996
Additional paid-in
 capital                    32,796                        32,796
Retained earnings            8,380                         8,380
                           -------        -------        -------
                            43,172              0         43,182
Unrealized gains on
 securities                  2,972                         2,972
                           -------        -------        -------
                            46,144              0         46,144
                           -------        -------        -------
                           $84,724        $     0        $84,724
                           =======        =======        =======
       See accompanying notes to pro forma consolidated financial statements (unaudited).

The Parkway Company
Pro Forma Consolidated Statement of Income (Unaudited)
For the six months ended December 31,1994

                             Parkway     Pro Forma    Pro Forma
                            Historical  Adjustments  Consolidated
                            ----------  -----------  ------------
                          (In thousands, except for per share data)
Revenues
Income from real estate
 properties                     $3,683     $2,361 (1)     $6,044
Interest on mortgage loans         283                       283
Equity in earnings:
 Real estate companies             681                       681
 Real estate partnerships
  and corporate joint              195                       195
Gain on securities                  27                        27
Interest on investments             18                        18
Dividends, deferred gains
 and other income                   46                        46
Gain on real estate and
 mortgage loans                    529                       529
                                ------     ------         ------
                                 5,462      2,361          7,823
                                ------     ------         ------
Expenses
Real estate owned:
 Operating expense               1,951      1,326 (1)      3,277
 Interest expense                1,078        437 (2)      1,515
 Depreciation and
  amortization                     565        220 (3)        785
Minority interest                 (209)                     (209)
Notes payable to banks             140                       140
Shared general and
 administrative expenses           270                       270
Other expenses                     662                       662
                                ------     ------         ------
                                 4,457      1,983          6,440
                                ------     ------         ------
Net income                      $1,005        378         $1,383
                                ======     ======         ======
Net income per share            $ 0.65                    $ 0.90
                                ======                    ======
Weighted average shares
 outstanding                     1,544                     1,544
                                ======                    ======



         See accompanying notes to pro forma consolidated financial statements (unaudited).

The Parkway Company
Pro Forma Consolidated Statement of Income (Unaudited)
For the nine months ended September 30, 1995

                             Parkway     Pro Forma    Pro Forma
                            Historical  Adjustments  Consolidated
                            ----------  -----------  ------------
                             (In thousands, except per share data)
Revenues
Income from real estate
 properties                    $ 6,045     $3,379 (1)     $9,424
Management company income          885                       885
Interest on mortgage loans         915                       915
Equity in earnings:
 Real estate companies             135                       135
 Real estate partnerships and
  corporate joint venture           93                        93
Gain on securities               1,393                     1,393
Interest on investments             67                        67
Dividends, deferred gains and
 other income                      774                       774
Gain on real estate and
 mortgage loans                  4,178                     4,178
                               -------      -----         ------
                                14,485      3,379         17,864
                               -------      -----         ------
Expenses
Real estate owned:
 Operating expense               3,364      1,891 (1)      5,255
 Interest expense                1,631        510 (2)      2,141
 Depreciation and
  amortization                     911        279 (3)      1,190
 Minority interest                (113)                     (113)
Interest expense:
 Notes payable to banks            155                       155
 Notes payable on wrap
  mortgages                         73                        73
Management company expenses        621                       621
Other expenses                   1,631                     1,631
                               -------     ------         ------
                                 8,273      2,680         10,953
                               -------     ------         ------
Income before taxes              6,212        699          6,911
                               -------     ------         ------
Income tax provision                83          0             83
                               -------     ------         ------
Net Income                     $ 6,129     $  699         $6,828
                               =======     ======         ======
Net income per share           $  3.39                    $ 3.77
                               =======                    ======
Weighted average shares
 outstanding                     1,810                     1,810
                               =======                    ======
        See accompanying notes to pro forma consolidated financial statements (unaudited).

The Parkway Company
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1. On October 2, 1995, The Parkway Company ("Parkway") purchased the IBM Building in Jackson, Mississippi from ICMPI (Jackson), Inc., a wholly owned subsidiary of Bedford Property Investors, Inc., an unrelated party, for $6,500,000. The building consists of 90,000 net rentable square feet. Parkway funded the acquisition with available cash.

     The pro forma adjustments to the Consolidated Statements of Income for the six months ended December 31, 1994 and nine months ended September 30, 1995 include the July 31, 1995 purchase of Mtel Centre' as well as the October 2, 1995 purchase of the IBM building. The following tables show the detail of pro forma adjustments for each purchase (in thousands).

For the six months ended December 31, 1994:

                                 Mtel       IBM       Pro Forma
                                Centre'   Building   Adjustments
                                -------   --------   -----------
Income from real estate
 properties...................  $1,769      $592       $2,361

Real estate owned:
 Operating expense............   1,091       235        1,326
 Interest expense.............     437         0          437
 Depreciation and
  amortization................     152        68          220

For the nine months ended September 30, 1995:

                                 Mtel       IBM       Pro Forma
                                Centre'   Building   Adjustments
                                -------   --------   -----------
Income from real estate
 properties...................  $2,420      $959       $3,379

Real estate owned:
 Operating expense............   1,442       449        1,891
 Interest expense.............     510         0          510
 Depreciation and
  amortization................     177       102          279

2. The pro forma adjustment for interest expense on Mtel Centre' reflects interest on a $10,000,000 term loan with Deposit Guaranty which was funded on September 19, 1995 and is secured by the Mtel Centre'. Interest on the $10,000,000 term loan was computed at 8.75%, the prime rate.

3. Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).